ATAC Rotation Fund
Investor Class (ATACX)
Institutional Class (ATCIX)
Prospectus
December 29, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (http://www.atacfunds.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-ATACFUND (855-282-2386) or by sending an email request to info@atacfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-ATACFUND (855-282-2386) or send an email request to info@atacfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ATAC Rotation Fund
Series of Managed Portfolio Series (the “Trust”)

Summary Section

ATAC Rotation Fund
Investment Objective
The ATAC Rotation Fund (the “Fund”) seeks to achieve absolute positive returns over time.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fee	0.25%	0.00%
Other Expenses	0.43%	0.43%

Acquired Fund Fees and Expenses(1)	0.15%	0.15%
Interest Expense(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.09%	1.84%
Less: Fee Waiver (3)	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver (1)(2)(3)	1.90%	1.65%

(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratios of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)	The Fund will not utilize the line of credit for investment purposes through at least December 31, 2020. The Fund has a line of credit to meet redemptions and a line of credit for investment purposes.

(3)
Pension Partners, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and reimburse Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as taxes, leverage interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, or extraordinary expenses) do not exceed 1.74% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Fund’s Institutional Class shares. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$193	$637	$1,106	$2,406
Institutional Class	$168	$560	$978	$2,143

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2,053% of the average value of its portfolio.
Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser invests the Fund’s assets primarily in shares of a diversified portfolio of exchange-traded funds (“ETFs”) that track various indices or multiples thereof, sometimes referred to in this Prospectus as “Underlying ETFs.”  These indices may track the performance of the equity and/or fixed income markets, in general, or the performance of specific sectors (e.g., a large grouping of companies operating within the market that share similar characteristics) or market segments (e.g., large, medium, or small capitalization domestic and/or foreign companies, including those in emerging markets). Underlying ETFs may also include “inverse” or “short” ETFs that are designed to deliver the opposite return of an index. The Fund may also invest in ETFs that seek to achieve returns on a daily or monthly basis that are a multiple of the returns of the target index through the utilization of leveraging techniques. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.
The Adviser intends to invest in Underlying ETFs that correspond to one or more asset classes. The Underlying ETFs may hold equity securities (e.g., common and preferred stock) of small, medium and large capitalization domestic or foreign companies, which may include companies located in emerging markets. Underlying ETFs may also hold fixed income securities such as government and corporate bonds issued by a variety of domestic and foreign entities. These fixed income securities may have varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., high quality, investment grade or below investment grade, also known as “junk bonds”). The Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions. When investing in Underlying ETFs that track multiples of various indices, the Fund limits its investments in such Underlying ETFs to 25% of total assets at the time of purchase. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process. The Fund may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.
The Adviser’s proprietary investment approach is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds, and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. The Adviser’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform. The Adviser uses quantitative signals that help to identify the ETFs in which to position the Fund’s portfolio. Using ETFs allows for liquid and timely exposure to desired markets and provides the Fund with the ability to reposition holdings in dynamic investing environments. Quantitative signals include relative momentum as measured by price movement, strength of the opportunity set defined as equities and bonds, and the firm’s proprietary combination of historically proven leading indicators of stock market volatility, as discovered through internal research.
The Fund can make aggressive moves into or out of any particular asset class on a short-term basis and, as a result, the Adviser expects that the Fund will have a high portfolio turnover rate. The Adviser anticipates that the Fund’s portfolio turnover could exceed 2,000% on an annual basis, depending on market conditions. Because the Fund pays transaction costs, such as commissions, when it buys and sells ETFs, a higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, in higher taxes. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance.
The use of leverage may magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. Because the Adviser invests Fund assets primarily in underlying funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:
General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.
Asset Allocation Risk. The Fund’s allocation among Underlying ETFs with various asset classes and investments may not produce the desired results.
Limited Holdings Risk. The Fund may invest in a single or small number of Underlying ETFs, which may result in increased volatility.
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  The Fund anticipates that its portfolio turnover could exceed 2,000% on an annual basis depending on market conditions. This may mean that you would likely have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing securities for the Fund through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and indirectly by the Fund’s shareholders.
Leverage Risk. Leverage is the practice of borrowing money to purchase securities. Although leverage can increase the investment returns of the Fund if the Underlying ETFs that the Fund holds increase in value in an amount exceeding the cost of the borrowing, if the Underlying ETFs decrease in value the Fund will suffer a greater loss than would have resulted without the use of leverage. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process. The use of leverage may magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

ETF Risk. The market price of the shares of an Underlying ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances.
Underlying ETFs Expense Risk. The Underlying ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
Bond Market Risk.  These risks apply to the extent the Underlying ETFs hold fixed-income securities.  Interest rate risk is the risk that interest rates may go up resulting in a decrease in the value of the securities held by the Underlying ETFs.  Prepayment risk is the risk that the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Extension risk is the risk that rising interest rates could cause prepayments of the obligations to decrease. Maturity risk is the risk that the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.
Government-Sponsored Entities Risk. The Fund invests in Underlying ETFs that hold securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

High-Yield Securities Risk.  The fixed-income securities held by Underlying ETFs that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.
Large-Cap, Mid-Cap and Small-Cap Companies Risk. An Underlying ETF’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.
Tracking Risk. Although an Underlying ETF may seek to match positively or negatively the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.
Compounding Risk. As a result of mathematical compounding and because Underlying ETFs that seek to achieve returns that are a multiple of the target index often have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an Underlying ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the Underlying ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.
Inverse or Short Correlation Risk. If an Underlying ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds. This risk is compounded if the Underlying ETF seeks to achieve a return that is a multiple of the inverse performance of its index.
Aggressive Investment Technique Risk. Some of the Underlying ETFs in which the Fund invests may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Because an

Underlying ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, it may result in losses exceeding the amounts invested.
Foreign Securities Risk. Investments in securities issued by foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements and market practices, as well as fluctuations in foreign currencies. These risks are greater in emerging markets. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.
Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.
Derivative Risk. Some Underlying ETFs may use derivative instruments which derive their value from the value of an underlying asset, currency or index. The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.
Leverage Risk. Some Underlying ETFs may borrow money for leveraging. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the NAV per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.
Short Sales Risk. Underlying ETFs may engage in short sales which could cause an Underlying ETF’s investment performance to suffer if it is required to close out a short position earlier than it had intended.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how total return for the Fund’s Investor Class has varied from year-to-year. Next to the bar chart are the highest and lowest quarterly returns during the period shown in the bar chart for the Fund’s Investor Class. The performance table that follows shows the average annual returns for the Investor Class compared with a broad-based securities market indices and an index of mutual funds with similar strategies to the Fund. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance is available on the Fund’s website at www.atacfunds.com or by calling 855-ATACFUND (855-282-2386).

Calendar Year Total Returns as of December 31:

Best Quarter Q3 2017 10.66%	Worst Quarter Q4 2018 -13.23%
Year to Date as of September 30, 2019 8.02%

Average Annual Total Returns for the periods ended December 31, 2018
	One Year	Five Years	Since Inception (9/10/2012)
Investor Class Shares
Return Before Taxes	-11.45%	3.02%	4.64%
Return After Taxes on Distributions	-11.82%	2.24%	3.56%
Return After Taxes on Distributions and Sale of Fund Shares	-6.75%	2.02%	3.16%
Institutional Class Shares(1)
Return Before Taxes	-11.18%	3.29%	4.91%
S&P 500® Index	-4.38%	8.49%	11.62%
Lipper Flexible Portfolio Funds Index	-6.10%	3.39%	5.44%
(1) Institutional Class shares commenced operations on March 26, 2018. Institutional Class returns shown prior to that date are the returns for the Investor Class adjusted for the expenses of the Institutional Class.
After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
Pension Partners, LLC is the Fund’s investment adviser.
Portfolio Managers
Edward Dempsey, CFP®, is the Founder, Portfolio Manager and Chief Investment Officer of Pension Partners, LLC. Michael Gayed, CFA, is Portfolio Manager and Chief Investment Strategist at Pension Partners, LLC. Mr. Dempsey and Mr. Gayed are responsible for the day-to-day management of the Fund. Each has managed the Fund since its inception in 2012.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (ATAC Rotation Fund, c/o U.S. Bank Global Fund Services, P.O.

Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 855-ATACFUND (855-282-2386) or through a financial intermediary. You many also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts for each share class are shown below.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$25,000	$100
Investor Class	$2,500	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objectives
The Fund’s investment objective is absolute positive returns over time. The Fund’s investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser invests the Fund’s assets primarily in shares of ETFs that track various indices or multiples thereof, sometimes referred to in this Prospectus as “Underlying ETFs.”
Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including Underlying ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in exemptive orders issued to certain Underlying ETFs. Included among these conditions is a requirement that such Underlying ETFs enter into an agreement with the Fund that is consistent with relevant terms of the Section 12(d)(1) exemptive order that the underlying ETF has obtained from the SEC permitting such investments. The Fund anticipates that it will enter into agreements with certain Underlying ETFs that permit the Fund to invest in the Underlying ETFs beyond the limits of Section 12(d)(1) of the 1940 Act.

The Fund can make aggressive moves into or out of any particular asset class or sector on a short-term basis and, as a result, the Adviser expects that the Fund will have a high portfolio turnover rate. The Adviser also anticipates that the Fund’s portfolio turnover could exceed 2,000% on an annual basis depending on market conditions. Because the Fund pays transaction costs, such as commissions, when it buys and sells ETFs, a higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, in higher taxes. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples above, affect the Fund’s performance.
The Fund invests in Underlying ETFs that track various indices, or multiples thereof, that in turn track the performance of the equity and/or fixed income markets. Underlying ETFs may also include “inverse” or “short” ETFs that are designed to deliver the opposite return of an index. The Fund may also invest in ETFs that seek to achieve returns on a daily or monthly basis that are a multiple of the returns of the target index through the utilization of leveraging techniques.
The Adviser intends to invest in Underlying ETFs that correspond to one or more asset classes. The Underlying ETFs may hold equity securities (e.g., common and preferred stock) of small, medium and large capitalization domestic or foreign companies, including those in emerging markets. The Fund does not invest directly in emerging market securities. The Fund considers a company to be located in an emerging market if it is determined by an Underlying ETF to be an emerging market company. The criteria for determining whether a company is located in an emerging market may differ across Underlying ETFs.
Underlying ETFs may also hold fixed income securities such as government and corporate bonds issued by a variety of domestic and foreign entities. These fixed income securities may have varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., high quality, investment grade or below investment grade, also known as “junk bonds”). The Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions. When investing in Underlying ETFs that track multiples of various indices, the Fund limits its investments in such Underlying ETFs to 25% of total assets at the time of purchase. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process. The Fund may invest in may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.
The Adviser’s proprietary investment approach, which is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. The Adviser’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform.
The Adviser actively manages the Fund’s portfolio using tactical asset allocation which is not dependent on a particular market generating performance, but rather focuses on having the flexibility and ability to allocate money across different asset classes at different points in the investment cycle. The dynamic nature of the investment strategy means the Adviser may buy and rotate securities to accelerate the time of investment and capital expenditure into outperforming markets. This is done through the use of Underlying ETFs to allow for liquid and timely exposure and to provide the Fund with the ability to reposition holdings in dynamic investing environments.
Cash or Similar Investments and Temporary Strategies of the Fund. At the Adviser’s discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of its assets in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S.

government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. Because the Adviser invests Fund assets primarily in underlying funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:
General Market Risk. The NAV and investment return of the Fund will fluctuate based upon changes in the value of the Fund’s portfolio securities. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market volatility may have adverse effects on the Fund.
Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.
Asset Allocation Risk.  The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the Underlying ETFs in which it invests according to the Fund’s asset allocation targets and ranges. It is possible that the Adviser will focus on an Underlying ETF that performs poorly or underperforms other Underlying ETFs under various market conditions.  You could lose money on your investment in the Fund as a result of these allocation decisions. To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it will be particularly sensitive to the risks associated with that Underlying ETF and any investments in which that Underlying ETF concentrates.
Limited Holdings Risk. The Fund may invest in a single or small number of Underlying ETFs, which may result in increased volatility.
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund ’s performance.
Leverage Risk. Leverage is the practice of borrowing money to purchase securities. Although leverage can increase the investment returns of the Fund if the Underlying ETFs that the Fund holds increase in value in an amount exceeding the cost of the borrowing, if the Underlying ETFs decrease in value the Fund will suffer a greater loss than would have resulted without the use of leverage.
ETN Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
ETF Risk. Because the Fund invests primarily in Underlying ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an Underlying ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the Underlying ETF may be delisted from, the exchange in which it trades, which may impact the Fund ’s ability to sell its shares.  The lack of liquidity in a particular Underlying ETF could result in it being more volatile than the Underlying ETF’s underlying portfolio of securities.  Underlying ETFs are also subject to the risks of the underlying securities or sectors the Underlying ETF is designed to track.  In addition, there are brokerage commissions paid in connection with buying or selling Underlying ETF shares.
Underlying ETFs Expense Risk. The Underlying ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund ’s expenses may be higher than if it invested directly in securities.
Bond Market Risk. The Fund may invest in Underlying ETFs that are invested in a broad range of bonds or other fixed-income securities.  To the extent that an Underlying ETF is so invested, the return on and value of an investment in the Fund will fluctuate with the Underlying ETF’s fixed-income investments.  Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Fixed-income securities are generally subject to the following types of risks:

•
Interest Rate Risk. When interest rates rise, a fixed-income security’s market value typically declines.  The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•	Maturity Risk. The longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility.

•
Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease.

This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•
Credit Quality Risk. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition.  This means that the underlying issuer may experience financial problems causing it to be unable to meet its payment obligations.

•
Duration Risk. The underlying funds may invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy, and domestic or worldwide economic conditions.
Government-Sponsored Entities Risk. The Fund invests in Underlying ETFS that hold various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. Investments in debt securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government. With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High-Yield Securities Risk.  The Fund may invest in Underlying ETFs that are invested in high-yield securities. Fixed-income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in adverse economic conditions or other circumstances.  High-yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.
Large-Cap Company Risk. The Underlying ETF’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.
Mid-Cap and Small-Cap Companies Risk. Mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if an Underlying ETF wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.
Tracking Risk. Although an Underlying ETF may seek to match positively or negatively the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.
Compounding Risk. As a result of mathematical compounding and because Underlying ETFs that seek to achieve returns that are a multiple of the target index often have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an Underlying ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the Underlying ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.
Inverse or Short Correlation Risk. If an Underlying ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds. This risk is compounded if the Underlying ETF seeks to achieve a return that is a multiple of the inverse performance of its index.
Aggressive Investment Technique Risk. The Underlying ETFs in which the Fund invests, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Because an Underlying ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, it may result in losses exceeding the amounts invested. Such instruments may expose the Fund to potentially dramatic changes in the value of the instruments and the imperfect correlation between the value of the instruments and the security or index.
The Fund may invest in may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.
Foreign Securities Risk. The risks of investing in securities of foreign issuers involves risks not generally associated with investments in securities of U.S. issuers, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements, and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. These risks are greater in emerging markets. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In June 2016, voters in the United Kingdom (the “UK”) voted to leave the EU (known as “Brexit”). As a result of Brexit, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries leading up to, and following, its withdrawal. This long-term uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states, especially if an exit occurs in a disorderly fashion or if the UK and EU are unable to reach a withdrawal agreement, will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.
Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.

Derivative Risk. Some Underlying ETFs may use derivative instruments which derive their value from an underlying asset, currency or index. The term “derivatives” covers a broad range of investments, including futures, options and swap agreements. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Investments in such Underlying ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the initial amount invested in the derivative. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which would result in a loss. These risks are heightened when an Underlying ETF uses derivatives to enhance returns or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying ETF. The success of such derivatives strategies will depend on the ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Leverage Risk. Some Underlying ETFs may borrow money for leveraging. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the NAV per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.
Short Sales Risk. Some of the Underlying ETFs in which the Fund invests will engage in short sales, which may cause an Underlying ETF’s investment performance to suffer if it is required to close out a short position earlier than it had intended. This would occur if the lender required such Underlying ETF to deliver the securities it borrowed at the commencement of the short sale and it was unable to borrow the securities from other securities lenders. Furthermore, until an Underlying ETF replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. This could cause the Fund’s performance to suffer to the extent it invests in such an Underlying ETF.
Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.

Portfolio Holdings
A complete description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser
The Trust has entered into an investment advisory agreement (“Advisory Agreement”), on behalf of the Fund, with Pension Partners, LLC, which is located at 453 West 17th Street, Suite 2SW, New York, New

York 10011. The Adviser was founded in 1999 and serves as investment adviser primarily to individuals, pension and profit sharing plans and charitable organizations using investment strategies similar to that of the Fund. As of August 31, 2019, the Adviser’s assets under advisement was $133.3 million. Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board.
The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Advisory Agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets for the first $500 million, 1.15% on the next $250 million, 1.05% on the next $250 million, and 0.95% over $1 billion.
Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive a portion or all of its management fees, and reimburse the Fund for certain operating expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage interest, interest expense, taxes, brokerage commissions, dividends paid on short sales, and extraordinary expenses) do not exceed 1.74% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Fund’s Institutional Class shares. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.
As a result of the Operating Expenses Limitation Agreement the Adviser has with the Fund, the Adviser was effectively paid a management fee equal to 1.06% of the Fund’s average daily net assets for the fiscal year ended August 31, 2019.
A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement, with respect to the Fund, is available in the Semi-Annual Report to shareholders for the period ended February 28, 2019.
The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Portfolio Managers
Edward M. Dempsey, CFP®
Mr. Dempsey founded the Adviser in 1999 and has since served as a Portfolio Manager and Chief Investment Officer. For over 25 years, Mr. Dempsey has provided professional management and advice in the areas of pension planning and investment management. Mr. Dempsey is a Certified Financial Planner®. Mr. Dempsey received his B.S degree from St. Peter’s University.
Michael A. Gayed, CFA
Mr. Gayed joined the Adviser in 2010 and is its Chief Investment Strategist and a portfolio manager. As Chief Investment Strategist, Mr. Gayed helps to structure portfolios to best take advantage of various strategies designed to maximize the amount of time and capital spent in potentially outperforming investments. Prior to this role, from 2009 to 2010, Mr. Gayed served as a portfolio manager for a large international investment group, trading long/short investment ideas in an effort to capture excess returns. Mr. Gayed also served as a portfolio strategist and business development consultant for the Adviser during 2009. From 2004 to 2008, Mr. Gayed was a Portfolio Strategist at AmeriCap Advisers, LLC, a registered investment advisory firm which managed equity portfolios for large institutional clients. As a member of the investment committee at AmeriCap Advisers, LLC, Mr. Gayed performed detailed analysis on various stocks and worked closely with the principals of the firm to structure client portfolios. In 2007, he launched a long/short hedge fund, using various trading strategies focused on taking advantage of stock market anomalies. Mr. Gayed earned his B.S. in Finance and Management from New York University and holds the Chartered Financial Analyst designation.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares
The price of each class of the Fund’s shares is its NAV.  The NAV of each class is calculated by dividing its total assets, less its liabilities, by the number of its shares outstanding.  The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time.  The NAV of each class will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed and such trading may materially affect the NAV.
The Fund’s assets consist primarily, if not exclusively, of shares of Underlying ETFs valued at the last reported sale price on the exchange on which the Underlying ETF is principally traded. If, on a particular day, an Underlying ETF does not trade, then the mean between the most recent quoted bid and asked prices will be used. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.
When fair value pricing is employed, the security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

How to Purchase Fund Shares
Shares of the Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below). Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.
Shares of the Fund have not been registered and are not offered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.
A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.
Investment Minimums.
The minimum initial and subsequent investment amount for each Class of the Fund is set forth below.  The Adviser reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days' written notice of any increase in the minimum dollar amount of initial or subsequent investments.

	Minimum Initial Investment	Subsequent Minimum Investment
Investor Class	$2,500	$100
Institutional Class	$25,000	$100
Purchases through Financial Intermediaries. For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Fund’s Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining your account.
If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.
If your financial intermediary is not an Authorized Intermediary, your order will be processed at the NAV next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.
Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•	The name of the Fund to be purchased;

•	The class of shares to be purchased;

•	The dollar amount of shares to be purchased;

•	Your account application or investment stub; and

•	A check payable to the name of the Fund or a wire transfer received by the Fund.
An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application or purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the NAV next calculated after receipt. Purchase requests received after the close of the NYSE will be priced on the next business day.
Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund:

Regular Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is determined as of the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, or any conditional order or payment.
Purchase by Wire. If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-ATACFUND (855-282-2386) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:
Wire to:            U.S. Bank N.A.
ABA Number:        075000022
Credit:            U.S. Bancorp Fund Services, LLC
Account:        112-952-137
Further Credit:        ATAC Rotation Fund
[Shareholder Name/Account Registration]

[Shareholder Account Number]
[Class of shares to be purchased]
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 855-ATACFUND (855-282-2386). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the NAV determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
Subsequent Investments. Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at 855-ATACFUND (855-282-2386) before wiring. All subsequent purchase requests must include the Fund name, your name, address and your shareholder account number.
Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to automatically withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly, quarterly, semi-annual or annual basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;

•	Date of birth (individuals only);

•	Social Security or taxpayer identification number; and

•	Permanent street address (a P.O. Box number alone is not acceptable).
In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, please note that the Transfer Agent will verify certain information on your Account Application as part of the Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The

Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to your true identity. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-ATACFUND (855-282-2386).
Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Fund Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.
However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with it.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 855-ATACFUND (855-282-2386). Investors will be asked whether or not to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be processed on the next business day. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund’s bank line-of-credit. The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

•	The name of the Fund to be redeemed;

•	The class of shares to be redeemed;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.
While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire or ACH transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and

•	For all redemptions in excess of $100,000 from any shareholder account.
Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail ATAC Rotation Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at 855-ATACFUND (855-282-2386). Investors in an IRA or other retirement plan will be asked whether or not to withhold federal income tax.
In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communication or transmission outages or failures.
Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;

•	The name in which your account is registered; and/or

•	The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $25,000. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 855-ATACFUND (855-282-2386) for additional information regarding the SWP.
The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500 other than as a result of a decline in the NAV of the Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).
Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Dividends and Distributions
The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at other times during the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write or call the Transfer Agent at 855-ATACFUND (855-282-2386) in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund implements these tools to the best of its ability and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences

The Fund anticipates that substantially all of its distributions will be exempt from regular federal income taxes. All or a portion of these dividends, however, may be subject to state and local taxes or to the AMT. Distributions of the Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent the Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.
The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The TCJA does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of "qualified REIT dividends" to its shareholders.
A 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund and gains from the sale of Fund shares may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section assumes you are a U.S. shareholder and is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Other Fund Policies
Telephone Transactions. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.
Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern Time). Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.
Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your financial intermediary for details.
Closing the Fund. The Board retains the right to close (or partially close) the Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases, it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-ATACFUND (855-282-2386) to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This Householding policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 855-824-1355 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Class Descriptions
The Fund currently offers two different classes of shares, Investor Class shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.
Investor Class shares impose a 0.25% Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class.  See “Rule 12b-1 Distribution Fees” below for further information.  Institutional Class shares do not pay a Rule 12b-1 fee. Investor Class shares may be converted to Institutional Class shares if your account balance exceeds the initial minimum investment for Institutional Class shares.
The Institutional Class is generally limited to institutional investors or certain programs, including the following:

•	Investors making purchases through financial intermediaries that aggregate customer accounts to accumulate the minimum initial investment;

•
Clients of financial intermediaries that have an agreement in place with Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) or its affiliates who charge clients an ongoing fee for advisory, investment, consulting, or similar services, or who charge clients transaction fees with respect to their investments in the Fund;

•	Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;

•
Individuals and institutional investors, such as financial institutions, corporations, trusts, defined benefit plans, foundations, endowments, estates, and educational, religious, and charitable organizations;

•	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;

•
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Internal Revenue Code, as amended, (the “Code”);

•	Certain qualified plans under Section 529 of the Code;

•	Certain insurance related products that have an agreement in place with the Distributor or its affiliates;

•	Certain advisory accounts of the Adviser or its affiliates;

•
Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and

•	Employee retirement plans sponsored by the Adviser or its affiliates.
At the time you purchase shares of the Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares. Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Adviser at any time. In addition, the Fund may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.

Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Distribution Fees
The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services provided by such entities, an aggregate fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.
Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Payments to Financial Intermediaries
The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Financial Highlights

The financial highlights in the following table are intended to help you understand the Fund’s financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request or on the Fund’s website at www.atacfunds.com.

Investor Class	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
PER SHARE DATA(1):

Net asset value, beginning of year	$33.01	$31.45	$26.94	$26.46	$27.43

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.17	0.08	(0.23)	(0.21)	0.05
Net realized and unrealized gains (losses) on investments(3)	(1.67)	4.10	4.74	0.69	(0.94)
Total from investment operations	(1.50)	4.18	4.51	0.48	(0.89)

LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	—	—	(0.09)
From net capital gains	(0.31)	(2.53)	—	—	—
Total distributions	(0.31)	(2.62)	—	—	(0.09)

Paid-in capital from redemption fees	–	–	– (4)	– (4)	0.01

Net asset value, end of year	$31.20	$33.01	$31.45	$26.94	$26.46

TOTAL RETURN	-4.45%	13.81%	16.74%	1.81%	-3.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$31.1	$55.6	$88.0	$83.4	$84.0

Ratio of expenses to average net assets(5):
Before expense waiver	1.94%	2.12%	2.31%	2.09%	2.12%
After expense waiver	1.75%	2.08%	2.25%	2.02%	2.04%

Ratio of expenses excluding interest expense to average net assets (5):
Before expense waiver	1.93%	1.78%	1.80%	1.81%	1.82%
After expense waiver	1.74%	1.74%	1.74%	1.74%	1.74%

Ratio of net investment income (loss) to average net assets(5):
After expense waiver	0.56%	0.24%	(0.80)%	(0.81)%	0.20%

Portfolio turnover rate(6)	2,053%	1,856%	2,270%	2,311%	1,876%

(1)	Per share data calculated using the average shares outstanding method.

(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)
Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains or losses on the Statement of Operations due to share transactions for the period.

(4)	Amount rounds to less than $0.01.

(5)	Does not include income and expenses of investment companies in which the Fund invests.

(6)	Portfolio turnover disclosed is for the Fund as a whole.

Institutional Class	Year Ended August 31, 2019	For the Period Inception (1) through August 31, 2018
PER SHARE DATA(2):

Net asset value, beginning of period	$33.05	$31.04

INVESTMENT OPERATIONS:
Net investment (loss)(3)	0.24	(0.03)
Net realized and unrealized gains (losses) on investments(4)	(1.66)	2.04
Total from investment operations	(1.42)	2.01

LESS DISTRIBUTIONS:
From net investment income	—	—
From net capital gains	(0.31)	—
Total distributions	(0.31)	—

Net asset value, end of period	$31.32	$33.05

TOTAL RETURN(5)	-4.20%	6.48%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$39.1	$60.0

Ratio of expenses to average net assets(6)(7):
Before expense waiver	1.69%	1.66%
After expense waiver	1.50%	1.50%

Ratio of expenses excluding interest expense to average net assets(6)(7):
Before expense waiver	1.68%	1.65%
After expense waiver	1.49%	1.49%

Ratio of net investment income (loss) to average net assets(6)(7):
After expense waiver	0.81%	(0.18)%

Portfolio turnover rate(5)(8)	2,053%	1,856%

(1)	Inception date of the Institutional Class was March 26, 2018.

(2)	Per share data calculated using the average shares outstanding method.

(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the State of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.

(6)	Does not include expenses of investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Portfolio turnover disclosed is for the Fund as a whole.

Investment Adviser
Pension Partners, LLC
453 West 17th St., Suite 2SW
New York, New York 10011
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202
Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

PRIVACY NOTICE
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

ATAC Rotation Fund
Series of Managed Portfolio Series

FOR MORE INFORMATION
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide additional information about the Fund’s investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.
You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 855-ATACFUND (855-282-2386), by visiting the Fund’s website at www.atacfunds.com or by writing to:
ATAC Rotation Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You can review and copy information, including the Fund’s reports and SAI:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)